              --------------------------------------------------
                                 SMITH BARNEY
                         ARIZONA MUNICIPALS FUND INC.
              --------------------------------------------------

          CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  NOVEMBER 30, 2001



                               [LOGO] Smith Barney
                                      Mutual Funds

                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Dear Shareholder,
We are pleased to provide the semi-annual report for the Smith Barney Arizona Municipals Fund Inc. ("Fund") for the period ended November 30, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our in-vestment strategy. We hope you find this report to be useful and informative.

                                    [PHOTO]


HEATH B. MCLENDON
Chairman

                                    [PHOTO]


JOSEPH P. DEANE
Vice President and Investment Officer


Performance Update
For the six months ended November 30, 2001, the Fund's Class A shares, without sales charges, returned 3.68%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ and the Lipper Inc. ("Lipper")/2/ peer group of Arizona municipal debt funds returned 3.84% and 3.75%, respectively, for the same period. Past performance is not indicative of future results. Income dividends for Class A shares amounted to $0.25 per share for the period.

Investment Strategy
The Fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with the preservation of capital./3/ The Fund invests primarily in investment-grade/4/ Arizona municipal securities. Our strategy for the Fund has been to add to high-grade credits, maintain an average maturity of approximately 20 years, increase call protection whenever possible and maintain our larger coupons in order to provide stability for the Fund's income stream.

--------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2 Lipper is an independent mutual fund tracking organization.
3 Please note a portion of the income from the Fund may be subject to the
  Alternative Minimum Tax ("AMT").
4 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
  Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.





1 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

Economic Overview of Arizona
The state has faced numerous economic challenges and a rising budget shortfall. In November, the shortfall was estimated at $1.6 billion (approximately $675 million attributable to fiscal year 2002 and $850 million to fiscal year 2003). Throughout the year, state sales tax collections have fallen off precipitously and growth has remained flat. This could result in a substantial decline of about $500 million in state revenues over fiscal years 2002 and 2003.

Although Arizona's withholding-tax growth is up 2%, the budget relies on more than 9% growth, thereby lowering the General Fund by an estimated $200 million. Capital gains collections are also expected to be down another $200 million. Job growth has dropped from 5% levels in 1998 and 1999 to less than 1% in July 2001. Consumer confidence has dropped over 30% since last July. In addition, the state recently lost a legal case that could create a potential liability of $100 million per year.

In view of the challenges facing Arizona's economy, the State's Governor, Jane Dee Hull, plans to balance the current state budget for fiscal years 2002 and 2003. To accomplish this goal, the Governor has:

   . Instructed state agencies to reassess budgets and find ways to reduce their fiscal year 2002 budgets (i.e., through reducing their workforces and moving employees to vacant positions). The Governor expects to save over $500 million over two years through program and budget cuts, as well as through spending adjustments.

   . Recommended the use of revenue bonding for the construction of new schools. For example, revenue bonding for the new school construction portion of the Students First program could provide up to $175 million. The Governor expects that she can free up close to $300 million in total for this purpose.

   . Announced plans to make a one-time fund transfer of $200 million from some
     700 individual accounts in state governments into the General Fund and will then rebuild monies after the budget crisis is over.

   . Unveiled intentions to draw down $290 million from the Budget
     Stabilization Fund, the Tobacco Tax Reserve Fund and the Federal Temporary Assistance to Needy Families Fund (leaving just under $50 million in the account in fiscal year 2004).

   . Announced plan for seeking a reduction in urban revenue sharing of approximately $100 million.

At this time, the Governor does not plan on raising taxes, according to published reports.


2 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

General Economic and Market Overview
In an effort to stimulate the U.S. economy, the U.S. Federal Reserve Board ("Fed") has cut the federal funds rate ("fed funds rate")/5/ target 11 times during 2001 to 1.75% (one rate reduction occurred in December after the close of the Fund's reporting period). Furthermore, fiscal policy is becoming accommodative (e.g., the recent trend toward reduced tax rates) following many years of restrictive policy. Amid these developments, yields on municipal bond issues in general remain very high as a percentage of U.S. Treasury yields of comparable maturities. (Yields and prices are subject to change.) As of November 30, 2001, the Fund's key holdings included fixed-income securities in the following sectors: general obligations (20.2%), multi-family housing (18.7%) and hospitals (13.6%). Approximately 90.1% were investment-grade issues as of the end of the reporting period, with 50.8% being rated Aaa or AAA by Moody's Investors Service, Inc. and Standard & Poor's Ratings Service, respectively.

Market Outlook
Looking ahead, the first meeting of the Federal Open Market Committee ("FOMC")/6/ is scheduled to be held toward the end of January. We anticipate that the Fed will reduce short-term interest rates by an additional 25 basis points/7/ (0.25%). While long-term rates may rebound modestly once the U.S. economy shows renewed signs of life, we do not anticipate a substantial increase in long-term rates while inflation remains subdued, as we expect it to do through 2002, and probably beyond that period./8/ Our view is that by the time the FOMC meeting in January is held, it may appear that the worst of the recession should be over. This would be a probable time for the Fed to stop easing, in our opinion.

As the economy shifts from recession to recovery, we feel the Fed would then be inclined to consider a more neutral stance, followed by possible "tightening" (e.g., rate hikes) if the economy should improve to the point where it should merit such action by the Fed. We expect subdued inflation over the next several quarters, with little threat of inflation before 2003.

--------
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
6 The FOMC is a policy-making body of the Federal Reserve System, the U.S.
  central bank that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
7 A basis point is 0.01% or one one-hundredth of a percent.
8 Bond prices move inversely to changes in interest rates.


3 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

In terms of the state of Arizona, many state programs, including highway construction and the new State Health Laboratory, are financed through bonds. The existence of a large budget deficit, however, could impact the state's bond rating and raise the costs of these programs, according to reports from Governor Hull.

Given the current state of the U.S. and Arizona economies, today's municipal bond market environment and our forecasts, we anticipate that demand for Arizona municipal bonds will be relatively strong over the next six months, while we project issuance to remain on the lighter side. The key will be how the state of Arizona deals with lower projected revenues and how quickly it will adjust its fiscal policy to compensate for any differences in revenues.

In our view, investors should continue to remain focused on the advantages of municipal bonds. Thank you for investing in the Smith Barney Arizona Municipals Fund Inc. We look forward to helping you pursue your financial goals. Sincerely,

     /s/ Heath B. McLendon         /s/ Joseph P. Deane


     Heath B. McLendon             Joseph P. Deane
     Chairman                      Vice President and
                                   Investment Officer
     December 15, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2001 and is subject to change.



   4 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class A Shares



               Net Asset Value
             -------------------
             Beginning    End     Income   Capital Gain  Return of    Total
Period Ended of Period of Period Dividends Distributions  Capital   Returns/(1)/
---------------------------------------------------------------------------------
  11/30/01    $10.00    $10.12     $0.25       $0.00       $0.00         3.68%+
---------------------------------------------------------------------------------
  5/31/01       9.54     10.00      0.48        0.00        0.00        10.03
---------------------------------------------------------------------------------
  5/31/00      10.31      9.54      0.48        0.02        0.00        (2.64)
---------------------------------------------------------------------------------
  5/31/99      10.54     10.31      0.49        0.13        0.00         3.79
---------------------------------------------------------------------------------
  5/31/98      10.21     10.54      0.52        0.05        0.00         9.00
---------------------------------------------------------------------------------
  5/31/97       9.95     10.21      0.53        0.00        0.00         8.06
---------------------------------------------------------------------------------
  5/31/96      10.09      9.95      0.52        0.00        0.00         3.82
---------------------------------------------------------------------------------
  5/31/95       9.82     10.09      0.54        0.06        0.00         9.38
---------------------------------------------------------------------------------
  5/31/94      10.40      9.82      0.53        0.21        0.00         1.33
---------------------------------------------------------------------------------
  5/31/93       9.84     10.40      0.57        0.08        0.02        12.92
---------------------------------------------------------------------------------
  5/31/92       9.63      9.84      0.60        0.06        0.04         9.86
---------------------------------------------------------------------------------
  Total                            $5.51       $0.61       $0.06
---------------------------------------------------------------------------------

 Historical Performance -- Class B Shares

                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain  Return of    Total
Period Ended         of Period of Period Dividends Distributions  Capital   Returns/(1)/
-----------------------------------------------------------------------------------------
11/30/01              $10.00    $10.12     $0.22       $0.00       $0.00         3.39%+
-----------------------------------------------------------------------------------------
5/31/01                 9.54     10.00      0.43        0.00        0.00         9.40
-----------------------------------------------------------------------------------------
5/31/00                10.30      9.54      0.42        0.02        0.00        (3.11)
-----------------------------------------------------------------------------------------
5/31/99                10.54     10.30      0.44        0.13        0.00         3.15
-----------------------------------------------------------------------------------------
5/31/98                10.21     10.54      0.47        0.05        0.00         8.46
-----------------------------------------------------------------------------------------
5/31/97                 9.95     10.21      0.48        0.00        0.00         7.53
-----------------------------------------------------------------------------------------
5/31/96                10.09      9.95      0.47        0.00        0.00         3.30
-----------------------------------------------------------------------------------------
5/31/95                 9.82     10.09      0.49        0.06        0.00         8.78
-----------------------------------------------------------------------------------------
5/31/94                10.40      9.82      0.49        0.21        0.00         0.84
-----------------------------------------------------------------------------------------
Inception* - 5/31/93    9.97     10.40      0.29        0.08        0.01         8.31+
-----------------------------------------------------------------------------------------
Total                                      $4.20       $0.55       $0.01
-----------------------------------------------------------------------------------------



5 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance -- Class L Shares


                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain  Return of    Total
Period Ended         of Period of Period Dividends Distributions  Capital   Returns/(1)/
-----------------------------------------------------------------------------------------
11/30/01              $10.00    $10.12     $0.22       $0.00       $0.00       3.38%+
-----------------------------------------------------------------------------------------
5/31/01                 9.53     10.00      0.42        0.00        0.00       9.48
-----------------------------------------------------------------------------------------
5/31/00                10.30      9.53      0.42        0.02        0.00      (3.24)
-----------------------------------------------------------------------------------------
5/31/99                10.53     10.30      0.43        0.13        0.00       3.21
-----------------------------------------------------------------------------------------
5/31/98                10.21     10.53      0.47        0.05        0.00       8.30
-----------------------------------------------------------------------------------------
5/31/97                 9.95     10.21      0.47        0.00        0.00       7.49
-----------------------------------------------------------------------------------------
5/31/96                10.09      9.95      0.47        0.00        0.00       3.26
-----------------------------------------------------------------------------------------
Inception* - 5/31/95    9.28     10.09      0.23        0.06        0.00      12.10+
-----------------------------------------------------------------------------------------
Total                                      $3.13       $0.26       $0.00
-----------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 Average Annual Total Returns

                            Without Sales Charges/(1)/
                            ------------------------
                            Class A    Class B Class L
-------------------------------------------------------
Six Months Ended 11/30/01+   3.68%      3.39%   3.38%
-------------------------------------------------------
Year Ended 11/30/01          7.39       6.79    6.86
-------------------------------------------------------
Five Years Ended 11/30/01    5.02       4.45    4.41
-------------------------------------------------------
Ten Years Ended 11/30/01     6.35        N/A     N/A
-------------------------------------------------------
Inception* through 11/30/01  6.78       5.45    6.21
-------------------------------------------------------

                             With Sales Charges/(2)/
                            ------------------------
                            Class A  Class B  Class L
------------------------------------------------------
Six Months Ended 11/30/01+   (0.50)%  (1.11)%  1.36%
------------------------------------------------------
Year Ended 11/30/01           3.12     2.29    4.80
------------------------------------------------------
Five Years Ended 11/30/01     4.16     4.29    4.21
------------------------------------------------------
Ten Years Ended 11/30/01      5.91      N/A     N/A
------------------------------------------------------
Inception* through 11/30/01   6.48     5.45    6.07
------------------------------------------------------


6 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Cumulative Total Returns


                                      Without Sales Charges/(1)/
-----------------------------------------------------------------
Class A (11/30/91 through 11/30/01)                 85.10%
-----------------------------------------------------------------
Class B (Inception* through 11/30/01)               61.80
-----------------------------------------------------------------
Class L (Inception* through 11/30/01)               52.29
-----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.


7 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Historical Performance (unaudited)


                Growth of $10,000 Invested in Class A Shares of
                 Smith Barney Arizona Municipals Fund Inc. vs.
                   Lehman Brothers Municipal Bond Index and
                 Lipper Arizona Municipal Debt Funds Average+

--------------------------------------------------------
                        November 1991 -- November 2001

                                    [CHART]

       Smith Barney Arizona   Lehman Brothers Municipal     Lipper Arizona
       Municipals Fund Inc.          Bond Index             Municipal Debt
                                                             Funds Average

11/91             9596                  10000                      10000
5/92             10069                  10458                      10500
5/93             11370                  11709                      11816
5/94             11521                  11998                      12006
5/95             12601                  13092                      13087
5/96             13082                  13691                      13550
5/97             14137                  14824                      14604
5/98             15409                  16215                      15878
5/99             15994                  16974                      16455
5/00             15571                  16964                      15968
5/01             17133                  19024                      17606
11/01            17763                  19755                      18266

+Hypothetical illustration of $10,000 invested in Class A shares on November
 30, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 2001. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Arizona Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (43 funds as of November 30, 2001). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


8 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)


                              INDUSTRY BREAKDOWN*


                                    [CHART]
18.7%  Housing: Multi-Family
2.7%   Housing: Single-Family
5.6%   Industrial Development
13.6%  Hospitals
1.7%   Life Care Systems
1.7%   Escrowed to Maturity
13.5%  Miscellaneous
2.3%   Pre-Refunded
6.5%   Pollution Control
4.1%   Utilities
20.2%  General Obligation
2.8%   Transportation
6.6%   Water and Sewer

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*


                                 Standard &   Percentage of
                  Moody's and/or   Poor's   Total Investments
                  -------------------------------------------
                    Aaa             AAA            50.8%
                    Aa              AA             15.9
                     A               A             12.7
                    Baa             BBB            10.7
                    Ba              BB              1.8
                    NR              NR              8.1
                                                  -----
                                                  100.0%
                                                  =====

--------
*As a percentage of total investments. All information is as of November 30, 2001. Please note that Fund holdings are subject to change.



9 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited)                          November 30, 2001


   FACE
  AMOUNT    RATING(a)                                SECURITY                                     VALUE
-----------------------------------------------------------------------------------------------------------
Escrowed to Maturity -- 1.7%
$   250,000 AAA       Arizona State Municipal Financing Program, COP, Series 20,
                       BIG-Insured, (Escrowed to maturity with U.S. government
                       securities), 7.625% due 8/1/06                                          $   286,815
    500,000 AAA       Maricopa County IDA, Hospital Revenue, Series A, Samaritan Health
                       Services, MBIA-Insured, (Escrowed to maturity with U.S.
                       government securities), 7.000% due 12/1/16                                  616,350
---------------------------------------------------------------------------------------------------------
                                                                                                   903,165
---------------------------------------------------------------------------------------------------------
General Obligation -- 20.2%
                      Maricopa County GO:
                        Elementary School District No. 8, Osborne Elementary School District:
  1,000,000 A1*          7.500% due 7/1/09                                                       1,218,640
    210,000 AAA          Series A, FGIC-Insured, 5.875% due 7/1/14                                 224,507
    650,000 AAA         Elementary School District No. 14, (Creighton School Improvement
                         Project 1990), Series C, FGIC-Insured, (Partially escrowed to
                         maturity with U.S. government securities), 6.500% due 7/1/08              746,720
  1,000,000 AAA         Elementary School District No. 40, (Glendale School
                         Improvement), AMBAC-Insured, 6.300% due 7/1/11                          1,102,060
  1,000,000 AAA         Elementary School District No. 68, (Alhambra Refunding and
                         Improvement Project), AMBAC-Insured, (Partially
                         Pre-Refunded -- Escrowed with U.S. government
                         securities to 7/1/03 Call @ 102), 5.625% due 7/1/13                     1,061,640
    635,000 AAA         School District No. 80, Chandler Unified School District,
                         FGIC-Insured, 5.800% due 7/1/12                                           671,906
  1,000,000 AA          Unified High School District No. 210, (Phoenix Project of 1995),
                         Series B, (Partially Pre-Refunded -- Escrowed with
                         U.S. government securities to 7/1/06 Call @ 101),
                         5.375% due 7/1/13 (b)                                                   1,070,880
  1,400,000 AA+       Phoenix GO, Refunding, Series A, 6.250% due 7/1/17                         1,635,970
    400,000 A+        Phoenix Special Assignment, Central Avenue Improvement
                       District, 7.000% due 1/1/06                                                 401,156
  1,000,000 AAA       Pima County GO, Unified School District No. 1, Tucson,
                       FGIC-Insured, 7.500% due 7/1/10                                           1,236,280
    500,000 AAA       Pinal County GO, Unified School District No. 43, Apache Junction,
                       Series A, FGIC-Insured, 5.850% due 7/1/15                                   555,515
    500,000 A         Scottsdale Mountain Communication Facilities District, GO,
                       District No. 3, Series A, 6.200% due 7/1/17                                 516,085
    285,000 AAA       Tempe Union High School District No. 213, GO, FGIC-Insured,
                       6.000% due 7/1/10                                                           306,512
---------------------------------------------------------------------------------------------------------
                                                                                                10,747,871
---------------------------------------------------------------------------------------------------------
Hospitals -- 13.6%
  1,500,000 A3*       Arizona Health Facilities Authority, Hospital Systems Revenue,
                       Phoenix Children's Hospital, Series A, 6.125% due 11/15/22                1,558,650


                      See Notes to Financial Statements.


10 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Schedule of Investments (unaudited) (continued)              November 30, 2001


   FACE
  AMOUNT    RATING(a)                            SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Hospitals -- 13.6% (continued)
                      Maricopa County Hospital Revenue, Sun Health Corp.:
$ 1,500,000 Baa1*       5.900% due 4/1/09                                              $1,567,785
  1,000,000 Baa1*       6.125% due 4/1/18                                               1,012,530
  3,000,000 AAA       Mesa IDA, Discovery Health Systems, Series A, MBIA-Insured,
                       5.625% due 1/1/29                                                3,104,310
------------------------------------------------------------------------------------------------
                                                                                        7,243,275
------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 18.7%
                      Maricopa County IDA, Multi-Family Housing Revenue:
    510,000 A-1+        Gran Victoria Housing Project, Series A, FNMA-Collateralized,
                         1.500% due 4/15/30 (c)                                           510,000
                        Metro Gardens-Mesa Ridge Project, Series A, MBIA-Insured:
    500,000 AAA          5.650% due 7/1/19                                                521,370
  1,750,000 AAA          5.150% due 7/1/29                                              1,751,243
  1,765,000 AAA         Mortgage Loan, Series A, FHA-Insured, 5.900% due 7/1/24         1,798,588
  2,125,000 NR          Stanford Court Apartments, Series B, 6.250% due 7/1/18          2,058,913
                      Phoenix IDA:
    650,000 AAA         Mortgage Revenue, (Chris Ridge Village Project), FHA-Insured,
                         6.750% due 11/1/12                                               667,056
                        Multi-Family Housing Revenue:
                         Ventana Palms Apartments Project, Series A, MBIA-Insured:
    150,000 Aaa*          6.100% due 10/1/19                                              159,912
    950,000 Aaa*          6.150% due 10/1/29                                            1,009,632
  1,000,000 AA           Woodstone & Silver Springs, 6.250% due 4/1/23                  1,031,570
    440,000 AA        Pima County IDA, Multi-Family Housing Revenue,
                       Rancho Mirage Project, 7.050% due 4/1/22 (d)                       450,639
------------------------------------------------------------------------------------------------
                                                                                        9,958,923
------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.7%
    245,000 AAA       Phoenix IDA, Single-Family Mortgage Revenue,
                       GNMA/FNMA/FHLMC-Collateralized, 6.300% due 12/1/12 (d)             258,477
                      Pima County IDA, Single-Family Mortgage Revenue:
    670,000 AAA         GNMA-Collateralized, 6.750% due 11/1/27 (d)                       699,266
    445,000 AAA         Series A, GNMA/FNMA/FHLMC-Collateralized,
                         6.250% due 11/1/30 (d)                                           462,857
------------------------------------------------------------------------------------------------
                                                                                        1,420,600
------------------------------------------------------------------------------------------------
Industrial Development -- 5.6%
    750,000 NR        Navajo County IDA, IDR, (Stone Container Corp. Project),
                       7.400% due 4/1/26 (d)                                              749,048
                      Pima County IDA, Industrial Revenue Refunding:
    620,000 AAA         FSA-Insured, 7.250% due 7/15/10                                   641,731
  1,000,000 Ba3*        Tucson Electric Power Co. Project, Series B,
                         6.000% due 9/1/29                                                980,040


                      See Notes to Financial Statements.



11 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)   NOVEMBER 30, 2001


   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Industrial Development -- 5.6% (continued)
                     Tempe IDA, IDR, Friendship Village Refunding, Series A:
$  350,000 NR          6.200% due 12/1/03                                          $  350,126
   250,000 NR          6.250% due 12/1/04                                             249,795
---------------------------------------------------------------------------------------------
                                                                                    2,970,740
---------------------------------------------------------------------------------------------
Life Care Systems -- 1.7%
   985,000 NR        Flagstaff IDA, Living Community Revenue, (Northern Community
                      Project), 6.200% due 9/1/28                                     889,091
---------------------------------------------------------------------------------------------
Miscellaneous -- 13.5%
   520,000 AAA       Arizona State COP, Series B, AMBAC-Insured,
                      6.250% due 9/1/10                                               544,018
   750,000 Aa*       Arizona Student Loan Revenue Acquisition Authority, Series B,
                      6.600% due 5/1/10 (d)                                           792,435
   500,000 AAA       Casa Grande Excise Tax Revenue, FGIC-Insured,
                      6.200% due 4/1/15                                               539,035
 2,350,000 AA+       Phoenix Civic Improvement Corp., Excise Tax Revenue,
                      5.375% due 7/1/29                                             2,382,923
                     Sierra Vista Municipal Property Corp., AMBAC-Insured:
   355,000 AAA         6.000% due 1/1/11                                              383,819
   500,000 AAA         6.150% due 1/1/15                                              539,265
 1,000,000 AA        Tucson COP, 6.375% due 7/1/09                                  1,088,620
   890,000 AAA       Tucson Local Development Finance Corp., Lease Revenue,
                      FGIC-Insured, 6.250% due 7/1/12                                 925,903
---------------------------------------------------------------------------------------------
                                                                                    7,196,018
---------------------------------------------------------------------------------------------
Pollution Control -- 6.5%
                     Coconino County Pollution Control Corp. Revenue Refunding:
 1,000,000 A-          Arizona Public Service Co., Series A, 5.875% due 8/15/28     1,009,300
 1,000,000 BBB-        Nevada Power Co. Project, 6.375% due 10/1/36 (d)             1,001,250
                     Maricopa County PCR, Pollution Control Corp.:
   400,000 A-1+        Series C, 1.600% due 5/1/29 (c)                                400,000
   200,000 A-1+        Series F, 1.600% due 5/1/29 (c)                                200,000
   850,000 A-        Navajo County PCR, Arizona Public Service Co., Series A,
                      5.875% due 8/15/28                                              859,316
---------------------------------------------------------------------------------------------
                                                                                    3,469,866
---------------------------------------------------------------------------------------------
Pre-Refunded -- 2.3%
   390,000 AAA       Maricopa County School District No. 008, FGIC-Insured,
                      (Pre-Refunded -- Escrowed with U.S. government securities to
                      7/1/06 Call @ 101), 5.875% due 7/1/14                           433,664
   715,000 AAA       Tempe Union High School District No. 213, GO, FGIC-Insured,
                      (Pre-Refunded -- Escrowed with state and local government
                      securities to 7/1/04 Call @ 101), 6.000% due 7/1/10             778,413
---------------------------------------------------------------------------------------------
                                                                                    1,212,077
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



12 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)   NOVEMBER 30, 2001


   FACE
  AMOUNT   RATING(a)                             SECURITY                                  VALUE
---------------------------------------------------------------------------------------------------
Transportation -- 2.8%
$1,500,000 AAA         Phoenix Civic Improvement Corp., Airport Revenue, Series A,
                        FSA-Insured, 5.000% due 7/1/25                                  $ 1,465,425
--------------------------------------------------------------------------------------------------
Utilities -- 4.1%
   100,000 A-1+        Apache County IDA, IDR, 1.500% due 12/15/18 (c)                      100,000
 1,000,000 BBB-        Mohave County IDA, IDR, (Citizens Utility Project), Series B,
                        7.050% due 8/1/20                                                 1,002,950
   250,000 BBB-        Prescott Valley Improvement District, Special Assessment, Sewer
                        Collection System, Roadway Repair, 7.900% due 1/1/12                264,995
 1,000,000 BBB-        Yavapai County IDA, IDR, (Citizens Utilities Co. Project),
                        5.450% due 6/1/33 (d)                                               831,820
--------------------------------------------------------------------------------------------------
                                                                                          2,199,765
--------------------------------------------------------------------------------------------------
Water and Sewer -- 6.6%
 1,000,000 AAA         Arizona Water Infrastructure Finance Authority, Series A,
                        5.000% due 10/1/19                                                1,002,230
 1,000,000 AAA         Chandler Water & Sewer Revenue Refunding, FGIC-Insured,
                        6.250% due 7/1/13                                                 1,040,340
 1,500,000 AAA         Phoenix Civic Improvement Corp., Wastewater System Revenue,
                        5.000% due 7/1/24                                                 1,477,995
--------------------------------------------------------------------------------------------------
                                                                                          3,520,565
--------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $51,307,953**)                                           $53,197,381
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 14 and 15 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.



13 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Bond Ratings (unaudited)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB    --Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
B     --Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of postion characterizes in this class.

NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


14 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Short-Term Security Ratings (unaudited)


SP-1 -- Standard & Poor's highest rating indicating very strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 Security Descriptions (unaudited)

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance
CHFCLI  -- California Health Facility Construction Loan Insurance
CONNIE
 LEE    -- College Construction Loan Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters Company
ISD     -- Independent School District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
PSF     -- Permanent School Fund
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt Securities
SYCC    -- Structured Yield Curve Certificate
TAN     -- Tax Anticipation Notes
TECP    -- Tax-Exempt Commercial Paper
TOB     -- Tender Option Bonds
TRAN    -- Tax and Revenue Anticipation Notes
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand


15 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statement of Assets and Liabilities (unaudited)              November 30, 2001



ASSETS:
  Investments, at value (Cost -- $51,307,953)                        $53,197,381
  Interest receivable                                                  1,002,915
  Receivable for Fund shares sold                                         33,863
  Receivable for securities sold                                           5,000
--------------------------------------------------------------------------------
  Total Assets                                                        54,239,159
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                       997,590
  Dividends payable                                                      208,085
  Payable to bank                                                        135,104
  Administration fee payable                                              14,460
  Investment advisory fee payable                                          8,712
  Distribution fees payable                                                5,613
  Accrued expenses                                                        49,115
--------------------------------------------------------------------------------
  Total Liabilities                                                    1,418,679
--------------------------------------------------------------------------------
Total Net Assets                                                     $52,820,480
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $     5,221
  Capital paid in excess of par value                                 52,316,947
  Undistributed net investment income                                     83,648
  Accumulated net realized loss from security transactions            (1,474,764)
  Net unrealized appreciation of investments                           1,889,428
--------------------------------------------------------------------------------
Total Net Assets                                                     $52,820,480
--------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              3,969,901
--------------------------------------------------------------------------------
  Class B                                                              1,026,733
--------------------------------------------------------------------------------
  Class L                                                                223,898
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $10.12
--------------------------------------------------------------------------------
  Class B *                                                               $10.12
--------------------------------------------------------------------------------
  Class L **                                                              $10.12
--------------------------------------------------------------------------------
Class A Maximium Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)       $10.54
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)       $10.22
--------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


16 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)


For the Six Months Ended November 30, 2001

      INVESTMENT INCOME:
        Interest                                               $1,473,868
      ------------------------------------------------------------------
      EXPENSES:
        Investment advisory fee (Note 4)                           78,075
        Distribution fees (Note 4)                                 72,398
        Administration fee (Note 4)                                52,050
        Audit and legal                                            22,875
        Shareholder communications                                 14,721
        Shareholder and system servicing fees                      14,104
        Registration fees                                           9,946
        Directors' fees                                             4,844
        Pricing service fees                                        4,178
        Custody                                                     1,562
        Other                                                       2,685
      ------------------------------------------------------------------
        Total Expenses                                            277,438
      ------------------------------------------------------------------
      Net Investment Income                                     1,196,430
      ------------------------------------------------------------------
      REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5):
       Realized Gain From Security Transactions
       (excluding short-term securities):
         Proceeds from sales                                    2,331,350
         Cost of securities sold                                2,317,903
      ------------------------------------------------------------------
        Net Realized Gain                                          13,447
      ------------------------------------------------------------------
        Change in Net Unrealized Appreciation of Investments:
         Beginning of period                                    1,306,811
         End of period                                          1,889,428
      ------------------------------------------------------------------
        Increase in Net Unrealized Appreciation                   582,617
      ------------------------------------------------------------------
      Net Gain on Investments                                     596,064
      ------------------------------------------------------------------
      Increase in Net Assets From Operations                   $1,792,494
      ------------------------------------------------------------------


                      See Notes to Financial Statements.


17 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 Statements of Changes in Net Assets



For the Six Months Ended November 30, 2001 (unaudited) and the Year Ended May 31, 2001

                                                                  November 30      May 31
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  1,196,430  $  2,464,761
  Net realized gain (loss)                                              13,447      (173,230)
  Increase in net unrealized appreciation                              582,617     2,603,665
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                             1,792,494     4,895,196
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                             (1,222,289)   (2,380,514)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                    (1,222,289)   (2,380,514)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                                   5,143,066     7,680,236
  Net asset value of shares issued for reinvestment of dividends       524,352     1,222,260
  Cost of shares reacquired                                         (4,103,906)  (14,102,790)
--------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                           1,563,512    (5,200,294)
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    2,133,717    (2,685,612)
NET ASSETS:
  Beginning of period                                               50,686,763    53,372,375
--------------------------------------------------------------------------------------------
  End of period*                                                   $52,820,480   $50,686,763
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $83,648      $109,507
--------------------------------------------------------------------------------------------




                      See Notes to Financial Statements.


18 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

Smith Barney Arizona Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal year beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective June 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. The cumulative effect of this change was immaterial.


19 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Affiliated Transactions

Smith Barney Fund Management LLC (''SBFM''), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of its average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended November 30, 2001, the Fund paid transfer agent fees of $6,048 to TB&T.


20 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended November 30, 2001, SSB received sales charges of approximately $30,000 and $4,000 on sales of the Fund's Class A and L shares. In addition, for the six months ended November 30, 2001, CDSCs paid to SSB for Class B shares were approximately $3,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class. For the six months ended November 30, 2001, total Distribution Plan fees incurred were:

                       Class A Class B Class L
-----------------------------------------------
Distribution Plan Fees $29,156 $36,089 $7,153
----------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.


21 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

5. Investments

During the six months ended November 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------
Purchases $4,864,593
---------------------
Sales      2,331,350
--------------------

At November 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------
Gross unrealized appreciation $2,255,999
Gross unrealized depreciation   (366,571)
------------------------------------------
Net unrealized appreciation   $1,889,428
-----------------------------------------

6. Capital Loss Carryforward

At May 31, 2001, the Fund had, for Federal income tax purposes, approximately $1,397,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on May 31, of the year indicated:

                                           2008      2009
                    -----------------------------------------
                    Carryforward Amounts $364,000 $1,033,000
                    ----------------------------------------

7. Capital Shares

At November 30, 2001, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.


22 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

At November 30, 2001, total paid-in capital amounted to the following for each class:

                        Class A     Class B    Class L
---------------------------------------------------------
Total Paid-in Capital $38,980,495 $11,030,135 $2,311,538
--------------------------------------------------------

Transactions in shares of each class were as follows:

                                   Six Months Ended          Year Ended
                                  November 30, 2001         May 31, 2001
                                ---------------------  ---------------------
                                 Shares     Amount      Shares     Amount
  ----------------------------------------------------------------------------
  Class A
  Shares sold                    370,870  $ 3,770,967   559,399  $ 5,590,102
  Shares issued on reinvestment   39,171      397,481    90,839      901,700
  Shares reacquired             (125,522)  (1,274,916) (793,908)  (7,870,218)
  ----------------------------------------------------------------------------
  Net Increase (Decrease)        284,519  $ 2,893,532  (143,670) $(1,378,416)
  ---------------------------------------------------------------------------
  Class B
  Shares sold                     89,817  $   913,905   115,094  $ 1,144,816
  Shares issued on reinvestment    9,663       98,013    28,760      285,330
  Shares reacquired             (271,079)  (2,750,963) (608,365)  (6,057,238)
  ----------------------------------------------------------------------------
  Net Decrease                  (171,599) $(1,739,045) (464,511) $(4,627,092)
  ---------------------------------------------------------------------------
  Class L
  Shares sold                     45,070  $   458,194    94,234  $   945,318
  Shares issued on reinvestment    2,844       28,858     3,545       35,230
  Shares reacquired               (7,720)     (78,027)  (17,829)    (175,334)
  ----------------------------------------------------------------------------
  Net Increase                    40,194  $   409,025    79,950  $   805,214
  ---------------------------------------------------------------------------


23 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class A Shares                2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/    1998     1997
------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period             $10.00     $ 9.54    $10.31    $10.54    $10.21   $ 9.95
---------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income            0.24       0.49      0.50      0.49      0.50     0.53
  Net realized and
   unrealized gain (loss)          0.13       0.45     (0.77)    (0.10)     0.40     0.26
---------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                        0.37       0.94     (0.27)     0.39      0.90     0.79
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.25)     (0.48)    (0.48)    (0.49)    (0.52)   (0.53)
  Net realized gains                 --         --     (0.02)    (0.13)    (0.05)      --
---------------------------------------------------------------------------------------
Total Distributions               (0.25)     (0.48)    (0.50)    (0.62)    (0.57)   (0.53)
---------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                   $10.12     $10.00    $ 9.54    $10.31    $10.54   $10.21
---------------------------------------------------------------------------------------
Total Return                       3.68%++   10.03%    (2.64)%    3.79%     9.00%    8.06%
---------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)           $40,167    $36,862   $36,524   $46,279   $46,183  $37,304
---------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                         0.92%+     0.94%     0.88%     0.88%     0.85%    0.88%
  Net investment income/(3)/       4.74+      4.98      5.09      4.64      4.87     5.17
---------------------------------------------------------------------------------------
Portfolio Turnover Rate               5%         6%       16%       41%       42%      27%
---------------------------------------------------------------------------------------

(1) For the six months ended November 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The Fund did adopt the change in accounting method discussed in Note 1, however the impact on the ratio of net investment income to average net assets was less than 0.01%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


24 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class B Shares                2001/(1)(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/    1998     1997
------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period             $10.00     $ 9.54    $10.30    $10.54    $10.21   $ 9.95
---------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income            0.21       0.44      0.45      0.43      0.45     0.48
  Net realized and
   unrealized gain (loss)          0.13       0.45     (0.77)    (0.10)     0.40     0.26
---------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                        0.34       0.89     (0.32)     0.33      0.85     0.74
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.22)     (0.43)    (0.42)    (0.44)    (0.47)   (0.48)
  Net realized gains                 --         --     (0.02)    (0.13)    (0.05)      --
---------------------------------------------------------------------------------------
Total Distributions               (0.22)     (0.43)    (0.44)    (0.57)    (0.52)   (0.48)
---------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                   $10.12     $10.00    $ 9.54    $10.30    $10.54   $10.21
---------------------------------------------------------------------------------------
Total Return                       3.39%++    9.40%    (3.11)%    3.15%     8.46%    7.53%
---------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)           $10,388    $11,988   $15,860   $19,066   $19,721  $19,886
---------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                         1.50%+     1.48%     1.41%     1.42%     1.38%    1.39%
  Net investment income/(3)/       4.16+      4.44      4.56      4.11      4.35     4.66
---------------------------------------------------------------------------------------
Portfolio Turnover Rate               5%         6%       16%       41%       42%      27%
---------------------------------------------------------------------------------------

(1) For the six months ended November 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The Fund did adopt the change in accounting method discussed in Note 1, however the impact on the ratio of net investment income to average net assets was less than 0.01%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


25 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class L Shares                2001/(1)(2)/   2001/(2)/ 2000/(2)/  1999/(2)(3)/   1998    1997
----------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period              $ 10.00     $  9.53    $10.30       $ 10.53  $10.21  $ 9.95
---------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income              0.21        0.43      0.43          0.42    0.45    0.47
  Net realized and
   unrealized gain (loss)            0.13        0.46     (0.76)        (0.09)   0.39    0.26
---------------------------------------------------------------------------------------------
Total Income (Loss) From
 Operations                          0.34        0.89     (0.33)         0.33    0.84    0.73
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.22)      (0.42)    (0.42)        (0.43)  (0.47)  (0.47)
  Net realized gains                   --          --     (0.02)        (0.13)  (0.05)     --
---------------------------------------------------------------------------------------------
Total Distributions                 (0.22)      (0.42)    (0.44)        (0.56)  (0.52)  (0.47)
---------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                    $ 10.12     $ 10.00    $ 9.53       $ 10.30  $10.53  $10.21
---------------------------------------------------------------------------------------------
Total Return                         3.38%++     9.48%    (3.24)%        3.21%   8.30%   7.49%
---------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)              $2,265      $1,837      $988        $1,652    $875    $822
---------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                           1.47%+      1.48%     1.56%         1.44%   1.42%   1.42%
  Net investment income/(4)/         4.19+       4.44      4.38          4.09    4.30    4.63
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 5%          6%       16%           41%     42%     27%
---------------------------------------------------------------------------------------------

(1) For the six months ended November 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) The Fund did adopt the change in accounting method discussed in Note 1, however the impact on the ratio of net investment income to average net assets was less than 0.01%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


26 Smith Barney Arizona Municipals Fund Inc. | 2001 Semi-Annual Report to
                                 Shareholders

                                  SMITH BARNEY
                          ARIZONA MUNICIPALS FUND INC.


            DIRECTORS                  INVESTMENT ADVISER
            Herbert Barg               AND ADMINISTRATOR
            Alfred J. Bianchetti       Smith Barney Fund
            Martin Brody                 Management LLC
            Dwight B. Crane
            Burt N. Dorsett            DISTRIBUTOR
            Elliot S. Jaffe            Salomon Smith Barney Inc.
            Stephen E. Kaufman
            Joseph J. McCann           CUSTODIAN
            Heath B. McLendon,         State Street Bank and
             Chairman                    Trust Company
            Cornelius C. Rose, Jr.
                                       TRANSFER AGENT
            James J. Crisona, Emeritus Travelers Bank & Trust, fsb.
                                       125 Broad Street, 11th Floor
            OFFICERS                   New York, New York 10004
            Heath B. McLendon
            President and              SUB-TRANSFER AGENT
            Chief Executive Officer    PFPC Global Fund Services
                                       P.O. Box 9699
            Lewis E. Daidone           Providence, Rhode Island
            Senior Vice President      02940-9699
            and Treasurer

            Joseph P. Deane
            Vice President and
            Investment Officer

            Paul A. Brook
            Controller

            Christina T. Sydor
            Secretary

  Smith Barney Arizona Municipals Fund Inc.





  This report is submitted for the general information of the shareholders of Smith Barney Arizona Municipals Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after February 28, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY ARIZONA
  MUNICIPALS FUND INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds


SalomonSmithBarney
----------------------------
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 Salomon Smith Barney is a service mark of
 Salomon Smith Barney Inc.
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